Securities Act File No.333-61831

                            Pilgrim Prime Rate Trust

                         Supplement dated August 6, 1999
                      to the Prospectus dated June 18, 1999

Acquisition of Pilgrim Capital Corporation by ReliaStar Financial Corp.

     On July 22, 1999, Pilgrim Capital Corp. (NYSE: PFX), the parent company of Pilgrim Investments, Inc., which is the adviser to Pilgrim Prime Rate Trust (the "Trust"), entered into an agreement under which it will be acquired by ReliaStar Financial Corp. (NYSE: RLR). ReliaStar Financial Corp. is a Minneapolis-based holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. Based on revenues, ReliaStar Financial Corp. is the 8th largest publicly held life insurance holding company in the United States and at March 31, 1999, had $23.2 billion in assets under management and life insurance in force of $304.7 billion. Completion of the acquisition is contingent upon, among other things, approval by the Trustees and the shareholders of the Trust and certain regulatory approvals. The closing of the acquisition is expected to occur during the fourth quarter of 1999.

     Pilgrim Investments as an organization will survive the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the personnel primarily responsible for management of the Trust as a result of the acquisition. As a result of the transaction, Pilgrim Investments may get access to the resources and investment expertise of Northstar Investment Management Corporation, an investment adviser that is a subsidiary of ReliaStar.

     Under the provisions of the advisory contract between the Trust and Pilgrim Investments, the agreement will terminate automatically at the time of the acquisition. As a result, the Board of Trustees on August 2, 1999 approved a new advisory contract between the Trust and Pilgrim Investments which, subject to shareholder approval, will take effect immediately after the acquisition. The contract is substantially the same as that currently in effect. A shareholder meeting has been scheduled in November to approve the new agreement.